UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AngioDynamics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This revised Definitive Proxy Statement is being filed solely to include 2007 information in the Summary Compensation Table on page 18, which was inadvertently omitted from the Company’s Definitive Proxy Statement filed on August 9, 2009.

603 Queensbury Avenue

Queensbury, New York 12804

(518) 798-1215

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AngioDynamics, Inc. to be held on Monday, October 19, 2009 at 2:00 p.m., local time, at our offices located at 46421 Landing Parkway, Fremont, California 94538.

At this year’s Annual Meeting you will be asked to consider and vote upon proposals to: (i) elect three directors; (ii) ratify the appointment of AngioDynamics’ independent registered public accountants; (iii) amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 to 3,750,000; and (iv) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As we did last year, we are pleased to furnish proxy materials to our stockholders over the Internet. Instead of mailing printed copies to each stockholder, we are mailing a Notice of Internet Availability which contains instructions on how to access your proxy materials, how each stockholder can receive a paper copy of proxy materials, including this Proxy Statement, our annual report on Form 10-K and a form of proxy card, and how to access your proxy card to vote through the Internet or by telephone. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our annual meeting.

Your Board of Directors unanimously believes that election of its nominees for directors, ratification of independent registered public accountants and amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 to 3,750,000 are in the best interest of AngioDynamics and its stockholders, and, accordingly, recommends a vote “FOR” each proposal.

In addition to the business to be transacted as described above, management will address stockholders with respect to AngioDynamics’ developments of the past year and respond to comments and questions of general interest to stockholders.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you requested and received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all three methods of voting are contained on the proxy card. Voting by proxy will ensure your shares are represented at the Annual Meeting.

Sincerely,

Jan Keltjens
President & Chief Executive Officer

603 Queensbury Avenue

Queensbury, New York 12804

(518) 798-1215

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2009 Annual Meeting of Stockholders of AngioDynamics, Inc. will be held at AngioDynamics’ Fremont office, 46421 Landing Parkway, Fremont, California 94538, on Monday, October 19, 2009 at 2:00 p.m., local time for the following purposes:

1.	to elect three Class III directors of AngioDynamics, each for a term of three years;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2010;

3.	to amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 to 3,750,000; and

4.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on August 28, 2009 as the record date for the annual meeting. Only stockholders of record of AngioDynamics common stock on the close of business on that date are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Gregory J. Champion, Secretary
Queensbury, New York

Dated: September 9, 2009

Whether or not you plan to attend the meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you requested and received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

If you wish to attend the annual meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held on October 19, 2009.

Our Proxy Statement for the Annual Meeting of Stockholders, the proxy card, and annual report on Form 10-K for our fiscal year ended May 31, 2009 are available on the following website: www.proxyvote.com. To view materials via the Internet please follow the instructions set forth on the Notice regarding Internet Availability mailed to all stockholders of record on or about September 9, 2009.

i

ANGIODYNAMICS, INC.

603 Queensbury Avenue

Queensbury, New York 12804

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF ANGIODYNAMICS, INC.

October 19, 2009

Introduction

This proxy statement is being furnished to the stockholders of AngioDynamics, Inc. by the board of directors of AngioDynamics in connection with the solicitation of proxies for use at our 2009 Annual Meeting of Stockholders to be held at AngioDynamics’ Fremont office, 46421 Landing Parkway, Fremont, California 94538, on Monday, October 19, 2009 at 2:00 p.m., local time, or at any adjournment or postponement thereof. Unless the context otherwise requires, “we,” “us,” “the Company,” and similar terms refer to AngioDynamics, Inc.

Our principal executive offices are located at 603 Queensbury Avenue, Queensbury, New York 12804.

Notice of Electronic Availability of Proxy Statement and Annual Report

We are making this proxy statement and our annual report on Form 10-K available to our stockholders electronically via the Internet. On September 9, 2009, we mailed to our stockholders a Notice containing instructions on how to access this proxy statement and our annual report on Form 10-K and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report on Form 10-K on the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Proposals to be Considered

At the annual meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

The election of three of AngioDynamics’ nine directors, namely Wesley E. Johnson, Jr., Jan Keltjens and Steven R. LaPorte. If elected, these Class III directors will each serve until the 2012 annual meeting of stockholders and their respective successors are duly elected and qualified.

Ratification of Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010.

Amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan

Approval of an amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 shares to 3,750,000 shares.

Record Date; Voting Securities

Stockholders of record at the close of business on August 28, 2009, the record date for the annual meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. As of the close of business on the record date there were 24,434,926 outstanding shares of our common stock entitled to notice of and to vote at the annual meeting. Holders of our common stock have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 603 Queensbury Avenue, Queensbury, New York 12804, by contacting the Secretary of our company.

Votes Required

Quorum

A majority of the outstanding shares of common stock present in person or by proxy is required to constitute a quorum at the meeting. For purposes of determining the presence of a quorum for transacting business at the annual meeting, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. Abstentions and broker “non-votes” on the election of directors will have no effect because they will not represent votes cast at the annual meeting for the purpose of electing directors.

Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010 will require the affirmative vote of a majority of the votes cast at the annual meeting. For purposes of this proposal, abstentions will have the same effect as votes against the proposal; however, broker non-votes will have no effect on such proposal.

Amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan

The proposal to approve an amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 shares to 3,750,000 shares requires the affirmative vote of a majority of the votes cast at the annual meeting. For purposes of this proposal, abstentions will have the same effect as votes against the proposal; however, broker non-votes will have no effect on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted:

•	“FOR” the election as directors of the persons who have been nominated by the board of directors;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2010;

•

“FOR” the approval of the amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 to 3,750,000; and

•

with respect to any other matter that may properly be brought before the annual meeting in accordance with the judgment of the person or persons voting. We do not expect that any matter other than as described in this proxy statement will be brought before the annual meeting.

Revocability of Proxies; How to Vote

The grant of a proxy does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

•	delivering to our Secretary prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy;

•	timely delivering to us a signed proxy card with a date later than your previously delivered proxy;

•	granting a subsequent proxy through the Internet or telephone; or

•	attending the annual meeting and voting in person.

Attendance at the annual meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the “shareholder of record.” On September 9, 2009 we mailed to you a Notice containing instructions on how to access this proxy statement and our annual report and vote online.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Solicitation of Proxies

The cost of solicitation of proxies being solicited on behalf of the board of directors will be borne by us. In addition to the use of the mail and the Internet, proxy solicitation may be made by telephone, facsimile and personal interview by our officers, directors and employees.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of nine directors. The board is classified into three classes, each of which has a staggered three-year term. At the annual meeting, our stockholders will elect three Class III directors. If elected, Wesley E. Johnson, Jr., Jan Keltjens and Steven R. LaPorte will hold office until the annual meeting of stockholders to be held in 2012 and until their successors are duly elected and qualified. The Class I directors and Class II directors will continue in office during the terms indicated below. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company. Directors will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting.

The term of each of the current Class III directors expires at the 2009 annual meeting and when his respective successor is duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected. Should any of the nominees not remain a candidate for election at the date of the annual meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the board of directors. Set forth below is biographical information for each nominee and for each director whose term of office will continue after the annual meeting.

Nominees to serve as Class III Directors for a Term expiring at the 2012 Annual Meeting:

Wesley E. Johnson, Jr., age 51, joined our board in January 2007. From 2003 to 2007, Mr. Johnson served as a member of the board of RITA Medical Systems, Inc. Since February 2008, Mr. Johnson has served as President, CEO and director of Cardiokinetix, Inc., a developer of medical devices for the treatment of congestive heart failure. From October 2005 to February 2008, Mr. Johnson served as General Manager of Abbott Spine, S.A., a division of Abbott Laboratories. From June 2003 to October 2005, Mr. Johnson served as Division Vice President, Finance for Abbott Spine. From May 1999 to June 2003, he served as Vice President of Operations and Chief Financial Officer for Spinal Concepts. Mr. Johnson holds a B.B.A. in Accounting from Texas A&M University and became a certified public accountant in 1981.

Jan Keltjens, age 52, became our President and Chief Executive Officer on March 1, 2009. Mr. Keltjens was born and raised in the Netherlands, has a master’s degree in physics from the University of Eindhoven and has more than 20 years of medical industry leadership experience. Mr. Keltjens previously served as President and CEO of CryoCath Technologies Inc., a leader in cryotherapy products for treating cardiac arrhythmias, from March 2007 until its acquisition by Medtronic Inc. in February 2009. Mr. Keltjens is also currently a director of a privately held European company. From 2000 to 2007, he served as Worldwide General Manager of Cordis Neurovascular, a Johnson & Johnson company. He joined Cordis in 1995 as Vice President and Managing Director responsible for international manufacturing and distribution operations, as well as research and development. He was promoted to Vice President of European Marketing for all Cordis divisions in 1998 and Vice President of Worldwide Strategic Marketing for Cordis Cardiology, based in Miami, in 1999. Before joining Cordis, Mr. Keltjens led research and development departments at Unilever and was Managing Director of a group of small high tech companies.

Steven R. LaPorte, age 59, joined our board in January 2007. From 2005 to 2007, Mr. LaPorte served as a member of the board of RITA Medical Systems, Inc. Mr. LaPorte is a Venture Partner for Onset Ventures, serves as the Chief Technology Officer for Intelect Medical, and serves on the boards of Valeritas and Biocontrol. From 2002 until his retirement in August 2005, Mr. LaPorte served as the Vice President of NeuroVentures and Business Development at Medtronic, Inc., a global leader in medical technology. From 2000 to 2002, Mr. LaPorte served as Vice President and General Manager of Medtronic’s Drug Delivery Division; from 1994 to 2000, he held the position of Vice President and General Manager of Medtronic’s Electrophysiology Systems Division; and from 1988 to 1994 he was the Vice President of Operations for Medtronic’s Neurological Division. He began his career at Medtronic in 1978. Mr. LaPorte received his M.B.A. from the University of Minnesota and a B.S. in mathematics and computer science from the University of Wisconsin Stevens Point.

Recommendation of the Board of Directors

The board of directors recommends a vote “FOR” the election of each of the nominees.

Other Directors

The following Class I and Class II directors will continue on the board of directors for the terms indicated:

Class I Directors (Term expiring at the 2011 Annual Meeting):

Paul S. Echenberg, age 65, has been a director since 1996 and served as Chairman of our board of directors from February 2004 through July 2007. He has been the President, Chief Executive Officer and a director of Schroders & Associates Canada Inc., an investment buy-out advisory services company, and a director of Schroders Ventures Ltd., an investment firm, since 1996. He is also a founder and has been a general partner and director of Eckvest Equity Inc., a personal investment and consulting services company since 1989. From 1970 to 1989, he was President and Chief Executive Officer of Twinpak Inc. and Executive Vice President of CB Pak Inc., both packaging companies. He also co-founded BDE & Partners, an investment banking and strategic advisory services firm, in 1991. He is a director of Lallemand Inc. and Benvest New Look Income Trust.

Jeffrey G. Gold, age 61, has served as a director since 1997. Mr. Gold is a Venture Partner for Longitude Capital, a healthcare venture capital fund. Mr. Gold was President and CEO of CryoVascular Systems, a peripheral vascular disease device company, from 2001 through its sale to Boston Scientific in 2005. From 1997 to 2001, he was Executive Vice President and Chief Operating Officer of Cardio Thoracic Systems, Inc., a company engaged in the development and introduction of devices for beating-heart coronary bypass surgery. Before that, Mr. Gold spent 18 years with Cordis Corporation in a variety of senior management roles including Vice President of Manufacturing and Vice President of Research and Development, and was a co-founder and President of Cordis Endovascular Systems, a Cordis subsidiary engaged in the interventional neuroradiology business. At Cordis, Mr. Gold also had responsibility for its peripheral vascular business. He serves on the board of directors of several start-up medical device companies and is a member of the Executive Committee for the Center for Entrepreneurship and Innovation at the University of Florida and a member of the Commercialization Advisory Board for the Cleveland Clinic.

Dennis S. Meteny, age 56, joined our board of directors in March 2004. Mr. Meteny is President and Chief Executive Officer of Cygnus Manufacturing Company LLC, a privately held manufacturer of minimally and non-invasive medical device products, health and safety components, and high precision transportation, aerospace and industrial products. From 2003 to 2006, Mr. Meteny was an Executive-in-Residence at the Pittsburgh Life Sciences Greenhouse, a strategic economic development initiative of the University of Pittsburgh Health System, Carnegie Mellon University, the University of Pittsburgh, the State of Pennsylvania and local foundations. From 2001 to 2003, he was President and Chief Operating Officer of TissueInformatics, Inc., a privately held company engaged in the medical imaging business. From 2000 to 2001, Mr. Meteny was a business consultant to various technology companies. Prior to that, Mr. Meteny spent 15 years in several executive-level positions, including as President and Chief Executive Officer, from 1994 to 1999, of Respironics, Inc. a cardio-pulmonary medical device company. Mr. Meteny holds a B.S. Degree in Accounting from The Pennsylvania State University and an MBA from the University of Pittsburgh.

Class II Directors (Term expiring at the 2010 Annual Meeting):

Howard W. Donnelly, age 48, joined our board of directors in March 2004. Mr. Donnelly is President of Concert Medical, LLC, a contract manufacturer of interventional medical devices. In addition, Mr. Donnelly is a principal in a privately held start-up medical device company targeting the regional anesthetic market. From 1999 to 2002, he was President of Level 1, Inc., a medical device manufacturer and a subsidiary of Smiths Group. From 1990 to 1999, Mr. Donnelly was employed at Pfizer, Inc., with his last position being Vice President, Business Planning and Development, for Pfizer’s Medical Technology Group from 1997 to 1999.

Vincent A. Bucci, age 54, joined our board of directors in January 2007 and was named Chairman in July 2007. From 1999 to 2007, Mr. Bucci served as Chairman of the board of directors of RITA Medical Systems, Inc., which we acquired in January 2007. Mr. Bucci is President of Health Policy Associates, Inc., a consulting company, since 1992. Mr. Bucci holds a B.A. from Bates College and a J.D. in Public Law and an M.A. in Government, both from Georgetown University.

Charles T. Orsatti, age 65, joined our board of directors in October 2008. Mr. Orsatti has been a director of SRI Surgical Inc., a central processing and supply chain management services company serving hospitals and surgery centers, since 2004; Biotronic NeuroNetwork, Inc., an interoperative neuro monitoring company serving hospitals and major surgery centers since 2009; and Ossur Americas, Ltd., an orthopedic and prosthetic manufacturer since 2008. and Gyntec, Inc., a late stage development company for women’s healthcare products, since 2007. Mr. Orsatti also served as a chairman and director of djOrthopedics, Inc., a NYSE-listed orthopedic sports medicine company from 1998 until 2007. Since 1995, Mr. Orsatti has been Chairman and Managing Partner of Fairfield Capital Partners, Inc., a private equity investment firm. Prior to 1995, Mr. Orsatti was Chairman and Chief Executive Officer of Fairfield Medical Products Corporation, a manufacturer of critical care products. From 1983 to 1986, he was Chief Executive Officer of Coloplast, Inc., a manufacturer of single use products and then served as Chief Operating Officer and President of two medical divisions of British Oxygen Corporation. Mr. Orsatti began his career with the medical products division of Air Products and Chemicals, Inc. and subsequently worked for the Critikon Division of Johnson & Johnson.

Corporate Governance, Board Independence and Committees of the Board

Board Independence

The listing standards of The Nasdaq Stock Market LLC require that a majority of a listed company’s directors qualify as independent. Our board of directors has determined that eight of our nine directors and nominees—Messrs. Gold, Donnelly, Meteny, Echenberg, LaPorte, Johnson, Orsatti and Bucci—are independent under the Nasdaq listing standards. Under the Nasdaq listing standards, an “independent director” is a director who is not an officer or employee of AngioDynamics or any subsidiary and who does not have any relationship that the board of directors believes would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board reviews the relationships that each director has with our company on an annual basis and only those directors having no direct or indirect material relationship with our company and who qualify as independent under the Nasdaq listing standards will be considered independent directors of AngioDynamics.

Committees of the Board

The board of directors has three standing committees, the members of which have been elected by the board: the audit committee; the nominating and corporate governance committee; and the compensation committee. Each committee is composed entirely of independent directors and the chairman and members of each committee are appointed annually by the board. Each committee is authorized to retain its own outside counsel and other advisors as it desires, subject to, for the nominating and corporate governance committee and the compensation committee, a $100,000 annual limitation on fees and expenses for such counsel and advisors without the full board’s prior consent.

Each committee has adopted a written charter, and a brief summary of each committee’s responsibilities follows.

Audit Committee and Audit Committee Financial Expert

The audit committee assists our board of directors in its oversight of (i) the integrity of our financial statements, financial reporting process, system of internal controls over financial reporting, and audit process, (ii) our compliance with, and process for, monitoring compliance with, legal and regulatory requirements,

(iii) our independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our independent registered public accounting firm. The audit committee also provides an open avenue of communication between the independent registered public accounting firm and the board. The authority and responsibilities of the audit committee are set forth in detail in its charter, which is attached as Appendix A to this Proxy Statement and is available on our website located at www.angiodynamics.com1 under the “Investor Relations—Corporate Governance—Committee Charters—Audit Committee” caption.

The members of the audit committee are Howard W. Donnelly, Wesley E. Johnson and Dennis S. Meteny, each of whom has been determined by our board to be independent under the Nasdaq listing standards. Mr. Meteny serves as chair of the Audit Committee. The board has also determined that each member of the audit committee is financially literate in accordance with the Nasdaq listing standards and that Mr. Meteny is an “audit committee financial expert,” as defined under SEC rules. The audit committee met 8 times during our 2009 fiscal year.

Compensation Committee

The compensation committee is responsible for (i) developing and evaluating potential candidates for executive positions, (ii) reviewing and recommending to the board each year the objectives that shall be the basis for the payment of the annual incentive compensation to the CEO, (iii) reviewing our CEO’s performance annually in light of the committee’s established goals and objectives, (iv) reviewing and approving the evaluation process and compensation structure for our other executive officers annually and overseeing the CEO’s decisions concerning the performance and compensation of our other executive officers and (v) reviewing and administering our incentive compensation and other stock-based plans and recommending changes in such plans to the board, as needed. The authority and responsibilities of the compensation committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Investor Relations—Corporate Governance—Committee Charters—Compensation Committee” caption.

The members of the compensation committee are Paul S. Echenberg, Steven R. LaPorte and Charles T. Orsatti each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. Mr. LaPorte serves as chair of the Compensation Committee. The compensation committee met 9 times during fiscal 2009.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for (i) assisting the board in identifying individuals qualified to serve as directors of our company and on committees of the board, (ii) advising the board with respect to the board composition, procedures and committees, (iii) developing and recommending to the board a set of corporate governance principles applicable to our company, including principles for determining the form and amount of director compensation, and (iv) overseeing the evaluation of the board. The nominating and corporate governance committee maintains the following guidelines for selecting nominees to serve on the board.

The nominating and corporate governance committee may apply several criteria in selecting nominees. At a minimum, the committee shall consider (a) whether each such nominee has demonstrated, by significant accomplishment in his field, an ability to make a meaningful contribution to the board’s oversight of the business and affairs of our company, and (b) the nominee’s reputation for honesty and ethical conduct in his personal and professional activities. Additional factors that the committee may consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest and any other factors or qualities that the committee believes will

[1]	This website address is not intended to function as a hyperlink, and information on our website is not part of our proxy soliciting material.

enhance the board’s ability to effectively manage and direct our company’s affairs and business, including, where applicable, the ability of board committees to perform their duties or satisfy any independence requirements under the Nasdaq listing standards or otherwise.

The nominating and corporate governance committee will identify nominees by first evaluating the current members of our board of directors whose terms are expiring and who are willing to continue in service. In doing so, the committee will balance the skills and experience of such current directors, as well as the value of continuity of their service, with that of obtaining new perspectives for the board. For new nominees, the committee will identify potential candidates based on input from members of the board and management and, if the committee deems it appropriate, from one or more third-party search firms.

Once a person has been identified by the committee as a potential candidate, the committee will assess, based on publicly available information regarding the person, whether the candidate should be considered further. If the committee determines that the candidate warrants further consideration and the person expresses a willingness to be considered and to serve on the board, the committee will request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate. If the candidate appears qualified, committee members may also contact references provided by the candidate or other persons with first-hand knowledge of the candidate’s experience and accomplishments. Additionally, candidates may be requested to meet with some or all of the other members of the board of directors. Using the input from these interviews and the other information it has obtained, the committee will determine whether it should recommend that the board nominate, or elect to fill a vacancy with, a final prospective candidate. The committee’s evaluation process is the same for candidates recommended by stockholders.

The authority and responsibilities of the nominating and corporate governance committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Investor Relations—Corporate Governance—Committee Charters—Nominating and Corporate Governance Committee” caption.

The members of the nominating and corporate governance committee are Paul S. Echenberg, Jeffrey G. Gold, and Howard W. Donnelly, each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. Mr. Gold serves as the chair of the Nominating and Corporate Governance Committee. The nominating and corporate governance committee met 9 times during fiscal 2009.

Recommendations by Stockholders of Director Nominees

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Nominating and Corporate Governance Committee, c/o AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804 at least 120 days prior to the anniversary of the date on which our proxy statement was first released to stockholders for the previous year’s annual meeting. Assuming that the appropriate information has been timely provided, the committee will consider these candidates in the same manner as it considers other board candidates it identifies. Our stockholders also have the right to nominate director candidates without any action on the part of the nominating and corporate governance committee or our board of directors by following the advance notice provisions of our by-laws as described under “Nomination of Directors.”

Meetings of the Board and Committees

Our board of directors held 10 meetings during fiscal 2009. Each incumbent director attended more than 75% of the meetings of the board and of each committee of which he was a member that were held during the period in which he was a director or committee member.

Communications with the Directors

Stockholders may communicate in writing with any particular director, the independent directors as a group, or the entire board by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 603 Queensbury Avenue, Queensbury, New York 12804. Copies of written communications received at such address will be provided to the board or the relevant director or directors unless such communications are determined by our outside counsel to be inappropriate for submission to the intended recipient(s). However, any communication not so delivered will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, résumés and other forms of job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Policy on Director Attendance at Annual Meetings

All board members are expected to attend our annual meetings of stockholders absent an emergency or other unforeseen circumstances. Attendance at the annual meeting will be considered by the nominating and corporate governance committee in assessing director performance. All of our directors named in this proxy statement who were then members of the board attended our annual meeting of stockholders in 2008.

Code of Business Conduct and Ethics

Our board of directors has adopted a written Code of Business Conduct and Ethics for our company. Our Code of Business Conduct and Ethics is available on our website located at www.angiodynamics.com under the “Investor Relations—Corporate Governance—Governance Documents—Code of Ethics” caption.

OWNERSHIP OF SECURITIES

The following table sets forth the AngioDynamics common stock beneficially owned by each of our directors, each of our named executive officers and all of our directors and executive officers as a group as of August 28, 2009. As of August 29, 2009, no person is known by us to beneficially own more than 5% of our common stock. Except as otherwise noted, each individual director or named executive officer had sole voting and investment power with respect to the AngioDynamics common stock. As of August 28, 2009 there were 24,434,926 shares of our common stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Owned (a)	Of Shares Beneficially Owned, Amount that May be Acquired Within 60 Days
Vincent A. Bucci	71,422	46,576
Howard W. Donnelly	48,000	38,000
Paul S. Echenberg	184,685	36,546
Jeffery G. Gold	47,891	26,926
Wesley E. Johnson, Jr.	40,193	36,193
Jan Keltjens (b)	15,000	0
Steven R. LaPorte	34,974	28,961
Dennis S. Meteny	48,000	38,500
Charles T. Orsatti (c)	7,250	5,250
Eamonn P. Hobbs (d)	319,839	246,938
D. Joseph Gersuk	35,357	27,901
Harold C. Mapes	45,787	40,250
David A. McDonald	10,200	10,200
Robert M. Rossell (e)	41,136	37,975
All directors and executive officers as a group (15 persons) (f)	196,354	157,101

(a)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Under those rules, although not outstanding, shares of common stock subject to options that are exercisable or will become exercisable within 60 days of August 28, 2009 and performance share awards that will vest within 60 days of August 28, 2009 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(b)	Mr. Keltjens employment commenced on March 1, 2009.
(c)	Mr. Orsatti’s service as Director commenced on October 21, 2008.
(d)	Mr. Hobbs employment as CEO terminated on March 1, 2009.
(e)	Includes 100 shares owned jointly with Mr. Rossell’s spouse.
(f)	As of August 28, 2009, no director or executive officer beneficially owns more than 1% of the shares of our common stock outstanding. AngioDynamics’ current directors and executive officers as a group beneficially own less than 1% of the shares outstanding.

Equity Compensation Plan Information

The following table sets forth information, as of August 28, 2009, with respect to compensation plans under which our equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	3,016,542	$16.73	403,327
Equity compensation plans not approved by security holders	None	None	None
Total	3,016,542	$16.73	403,327

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

AngioDynamics operates in an extremely competitive industry. The compensation committee of the board of directors believes that the compensation programs for the named executive officers should be designed to attract, motivate and retain talented executives responsible for our success and should be determined within a framework based on “pay for performance” principles, including the achievement of our operating plans, particularly: sales from existing and new products, operating income and individual contributions. In addition, our compensation strategy takes into account our financial performance relative to our peer competitors including companies that:

•	Exclusively design, develop, manufacture, and market medical devices;

•	Market and sell products primarily through a direct sales force;

•	Are headquartered in the United States;

•	Are publicly traded on the Nasdaq or NYSE stock exchanges and have at least one published proxy statement;

•	Have revenues, market value, and an employee size of at least 33% and up to 300% of our forecasted revenues for the next fiscal year; and

•	Are generally profitable.

Within this overall philosophy, the compensation committee’s objectives are to:

•	Offer a total compensation package that takes into consideration the compensation practices of similarly situated companies with which we compete for exceptional senior level talent;

•	Provide annual cash incentive awards relative to attaining certain pre-determined financial metrics, along with completion of individual objectives;

•	Align financial incentives with shareholders through significant equity-based, long term incentives to senior management; and

•	Reward overachievement of goals with programs designed to have significant upside bonus opportunity for participants.

The Compensation Committee

The compensation committee is responsible for (i) developing and evaluating potential candidates for executive positions, (ii) reviewing and recommending to the board the corporate goals and objectives with respect to our CEO’s compensation on an annual basis, (iii) reviewing our CEO’s performance annually in light of the committee’s established goals and objectives, (iv) reviewing and approving the evaluation process and compensation structure for our other named executive officers annually and overseeing the CEO’s decisions concerning the performance and compensation of our other named executive officers and (v) reviewing and administering our incentive compensation and other stock-based plans and recommending changes in such plans to the board, as needed. The authority and responsibilities of the compensation committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Investor Relations—Corporate Governance—Committee Charters—Compensation Committee” caption.

Our board of directors has determined that all of the directors who are members of the compensation committee—Messrs. Echenberg, LaPorte, and Orsatti, for our fiscal year ended May 31, 2009, are independent under the Nasdaq listing standards. In addition, during his time as director during fiscal year 2009, Messr. Flaherty was also deemed independent under the Nasdaq listing standards. Although the compensation committee is comprised solely of independent directors, it does consider the recommendations, if any, provided by our CEO in determining the appropriate levels of compensation for our named executive officers, other than the CEO.

Components of Executive Compensation for Fiscal 2009

The three components of the compensation program for named executive officers are base salary, annual cash incentive compensation and long-term equity-based incentive awards in the form of stock options, performance share awards and restricted stock unit awards. These components are administered with the goal of providing total compensation that is competitive in the marketplace, while recognizing meaningful differences in individual performance and offering the opportunity to earn superior rewards when merited by individual and corporate performance.

The compensation committee’s policy is to establish ranges for base salary, annual cash incentive compensation and long term, equity-based incentive awards for named executive officer positions, including that of the CEO, with consideration to the averages paid by similarly-situated companies, which include publicly traded companies of similar structure, revenue, and profitability in the life science industry.

In determining these ranges, the compensation committee reviews information from a compensation survey conducted on our behalf by Radford Surveys & Consulting, an independent consulting firm, covering compensation levels at a variety of such companies. The compensation committee approves the selection of the independent firm that will conduct the survey, as well as the list of peers to be used in the analysis. In April 2008, the following companies were established as AngioDynamics’ peer companies for the purposes of completing our executive compensation survey:

Aspect Medical Systems, Inc.	Atrion Corp	Candela Corp.
Cantel Medical Corp	Cardiac Science Corp	Cutera, Inc.
Datascope Corp	Exactech, Inc.	EZEM, Inc.
I-Flow Corp	ICU Medical, Inc.	Thoratec Corp
Medical Action Industries	Kensey Nash Corp	Merit Medical Systems, Inc.
Palomar Medical Technologies, Inc.	Possis Medical, Inc.	Sonic Innovations, inc.
Sonosite, Inc.	Symmetry Medical Inc.	Theragenics Corp.
Wright Medical Group, Inc.

In order to ensure a comprehensive review, in preparing the compensation survey, Radford Consulting takes the following steps:

1)	Compiles information that will form the basis of the survey, including analyzing and selecting peer companies, analyzing our historical and current compensation practices and philosophies, and determining the positions to be included in the survey, with the assistance of the compensation committee and other key contributors.

2)	Presents its final philosophy statement for the current fiscal year.

3)	Performs a proxy review using peer group data and other industry specific surveys to analyze base salary, total cash compensation, and long-term incentives paid to executives and summarizes its findings in the form of a competitive pay analysis.

4)	Presents recommendations for comprehensive executive plan strategy and pay structure for the next fiscal year, including base salary levels, design of the annual bonus program, and amount and allocation of short-term and long-term incentive compensation components.

Base Salaries

The base salary for each named executive officer is determined at levels considered appropriate for comparable positions at similarly situated companies, while targeting the average 50th percentile for total cash compensation of executives at such similarly situated companies. Adjustments to each individual’s base salary are made based on annual performance reviews with consideration given to the executive’s salary compared with the range of those listed in the aforementioned survey. Among the criteria used in the annual performance reviews are the work and supervisory performance of the executive, demonstrated management and leadership skills, performance to specific established personal goals, and the strengths and weaknesses that the executive demonstrates on the job. Base salary adjustments for our named executive officers averaged 10.6% during fiscal 2009, reflecting the performance of the named executive officers and the compensation committee’s assessment of industry salaries for the named executive officers based on data provided by our independent consultant.

Annual Cash Incentives

The compensation committee believes that a meaningful portion of the annual compensation of each named executive officer should be in the form of annual cash incentive compensation. In fiscal 2009, the target incentive payment amounts established for the CEO, the executive vice presidents, the senior vice presidents, and other executive officers were, respectively, 70%, 60%, 40% and 30% of base salary with 35% of the possible incentive based on our achievement of our net sales budget, 35% of the possible incentive based on our achievement of our operating income budget, and the remaining 30% of the possible incentive based on the individual executive’s performance to personal goals, all of which are established at the beginning of the fiscal year. Revenue & operating income are used as the metrics to measure performance because the compensation committee believes they are directly linked to creating value for shareholders. The incentive plan sets a threshold level of our performance based on operating income that must be attained before any incentives are awarded. Once the fiscal year’s threshold is reached, specific formulas are in place to calculate the actual incentive payment for each named executive officer. Additional compensation up to a maximum of 50% of the target incentive payment amounts may be awarded if the annual financial metrics are overachieved.

In fiscal 2009, cash incentive compensation was paid to the named executive officers for the achievement of the annual operating income target. No incentive was paid for the fiscal year revenue objective.

Long-Term, Equity-Based Incentive Awards

In 2004, we adopted the AngioDynamics 2004 Stock and Incentive Award Plan, or the 2004 Plan. The 2004 Plan provides for the grant of incentive awards, including performance share awards, performance unit awards, restricted stock awards and restricted stock unit awards, as well as incentive and non-qualified stock options and stock appreciation rights. The compensation committee has made grants of stock options; restricted stock unit awards and performance share awards and, in the future, expects to offer other awards under the 2004 Plan in order to provide named executive officers with an opportunity to share, along with stockholders, in our long-term performance and to reward these individuals for their contribution to our performance.

Stock option grants generally are made to each named executive officer upon his or her joining AngioDynamics and satisfying the requirements for eligibility under the plan, with additional grants being made annually as options under the initial grants vest. Stock options granted under the 2004 Plan generally have a four-year vesting schedule and generally expire seven years from the date of grant. In the event of the named executive officer’s termination of employment, all of his or her unvested options will be forfeited. The exercise price of options granted under our plan must be at least 100% of the fair market value of the underlying stock on the date of grant. The number of stock options granted to each named executive officer is generally based upon several factors, including the named executive officer’s position with AngioDynamics and salary and performance, and are targeted to approximate the grants made, on average, by similarly situated companies to executives with similar responsibilities. The number and value of the option grants during fiscal 2009 are presented in the table titled Grant of Plan Based Awards. The number of options for executives varied based on each of the individuals overall performance during the prior fiscal year, with those executives whose performance exceeded expectations receiving a larger number of shares than their peers whose performance only met expectations.

In addition, grants of restricted stock units and/or performance shares awards may also be made to each named executive officer upon his or her joining AngioDynamics and satisfying the requirements for eligibility under the plan, with additional grants being made annually as options under the initial grants vest. Restricted stock unit awards typically have a four-year vesting schedule and are released if the employee remains active with the company through the vesting date. Performance shares are granted in conjunction with specifically pre-determined performance criteria, typically related to corporate financial metrics. In 2009, performance based shares were awards to executives, with the number of shares for each based on individual overall performance during the prior fiscal year. The number and value of the performance shares awards granted during fiscal 2009 are presented in the table titled Grant of Plan Based Awards

In fiscal 2009, the compensation committee approved the release of performance shares awards previously granted under the 2004 Plan. Each officer received a specified number of shares in recognition of the performance of the named executive officers in achieving the net sales target in excess of those required by the grant. These shares were released in accordance with a sales target of $100 million that was established upon the initial grant of the awards in May 2005. Performance shares awards related to the attainment of our Earnings per Share goal of $0.90 were not released as this objective was not met in fiscal 2009.

CEO Compensation

The compensation committee evaluates, at least annually, the performance of our CEO and recommends to the board of directors for approval the CEO’s annual compensation including salary, bonus and equity-based compensation.

For the period June 1, 2008 – March 1, 2009, Eamonn P. Hobbs served as President & CEO of AngioDynamics. During this time, Mr. Hobbs’ base salary and incentive bonus compensation were determined in accordance with the criteria described above for other named executive officers. In June 2008, Mr. Hobbs received a salary increase of $44,150, reflecting the results of the independent survey completed and the philosophy of targeting the 50th percentile for cash compensation. Prior to the adjustment, Mr. Hobbs base salary was significantly below the 25th percentile of the peer data, with a base salary earned of $372,800 during fiscal 2009.

Mr. Hobbs received an incentive bonus of $94,332 for fiscal 2009. Of this amount, $70,846 was based on our attainment of 93% of the annual operating income target. In addition, Mr. Hobbs received a payment of $23,486 in incentive compensation for the completion of individual goals and objectives, which included exceeding our gross profit margin goal of 61.6% for the year and successfully consummating an acquisition of a company or new product or platform technology in accordance with our strategic acquisition guidelines.

In July 2008, Mr. Hobbs was granted an option under the 2004 Plan to purchase 33,750 shares of our common stock at the market price in recognition of AngioDynamics performance during fiscal 2008. In addition, the Compensation Committee awarded Mr. Hobbs 27,500 performance share awards, vesting at the end of fiscal year 2011 based on certain predetermined compounded annual growth rate targets for net sales and operating income.

In addition, the Compensation Committee awarded Mr. Hobbs approximately 6.25% of the total performance share awards and restricted stock unit awards granted in fiscal 2005 on the same basis as the awards made to our other named executive officers, as described above.

On January 19, 2009, we entered into an employment arrangement with Jan Keltjens in connection with his appointment as President and CEO, effective March 1, 2009. Pursuant to the arrangement, Mr. Keltjens will receive a base salary of $425,000 per year and be eligible for annual bonuses at a target level of 70% of his gross annual salary, with a maximum level of 105% of his gross annual salary. Under the terms of the arrangement, on January 19, 2009, Mr. Keltjens was granted (i) options to purchase 200,000 shares of our common stock and (ii) 90,000 restricted shares of our common stock, each pursuant to the AngioDynamics’ 2004 Stock and Incentive Award Plan. The options and restricted shares vest in four equal installments on the first four anniversaries of the grant date. Vesting is contingent on Mr. Keltjens continued employment on the vesting date. In addition, under the arrangement, Mr. Keltjens will receive (i) a stipend for financial planning and tax advice of $10,000 per year (grossed up for applicable taxes), (ii) an executive car allowance of $1,250 per month (grossed up for applicable taxes) and (iii) certain relocation expenses, and will be eligible to participate in the benefit programs generally available to our senior executives, including health insurance, life and disability insurance, The Employee Stock Purchase Plan, 401(k) plan and flexible spending plan.

Mr. Keltjens’ employment may be terminated by either party at any time. If Mr. Keltjens’ employment is terminated by us other than (A) in connection with a Change in Control or (B) as a result of Mr. Keltjens’ (i) death, (ii) disability, (iii) violation of securities laws or regulations, (iv) willful violation of a company policy which is likely to cause material damage to AngioDynamics and which is not rectified within 30 days after Mr. Keltjens’ receiving notice thereof, or (v) conviction of a felony under the laws of the state of New York or the United States for any act of theft, fraud, embezzlement or dishonesty, we will pay Mr. Keltjens a lump sum payment equal to two times his then-current base salary plus two times the cash bonus he received for the prior fiscal year.

On January 20, 2009, we entered into an employment agreement with Eamonn P. Hobbs, our then current President and CEO. Pursuant to the agreement, on March 1, 2009, Mr. Hobbs was appointed to a new position in the company with the title of Vice Chair. Mr. Hobbs’ employment as Vice Chair terminated on May 8, 2009. Pursuant to the agreement, Mr. Hobbs received a signing incentive payment equal to $400,000 and was granted options to purchase 75,000 shares of our common stock. All 75,000 options become exercisable on October 31, 2009 and remain exercisable until January 31, 2010. On October 31, 2009, Mr. Hobbs will be entitled to 8,000 restricted shares of the Company’s common stock and a payment equal to (A) two times the sum of (i) his then current salary and (ii) the average of his last two annual cash bonuses, minus (B) $400,000. On May 11, 2009, we paid Mr. Hobbs $200,000 of the amount he is entitled to receive pursuant to the immediately preceding sentence. Mr. Hobbs’ employment agreement contains customary non-compete and non-solicitation clauses.

Also on January 20, 2009, we entered into a consulting agreement with Mr. Hobbs. The term of Mr. Hobbs’ consulting agreement began on May 8, 2009 and ends on October 31, 2012. During the term of Mr. Hobbs’ consulting agreement, he will be paid an hourly rate of $300 per hour for consulting services performed at the written request of the Chairman of the Board. During the term of Mr. Hobbs’ consulting agreement, options to acquire 317,250 shares of our common stock held by him will vest and become exercisable in accordance with the terms of the applicable grant agreements.

Perquisites

All executives of AngioDynamics are eligible to participate in our Fleet Vehicle Program at the executive level. Although the specifications for approved cars are revised periodically by management, approved vehicles generally include any automobile within the Fleet Multicar Listing provided by the fleet administrator. If an employee prefers to lease or purchase a different vehicle they may decline our offer of a company vehicle. In this case the employee will be entitled to an automobile allowance of $1,000 per month and we will cover the employee’s expenses for gas for company related business.

Deferred Compensation Program

We do not sponsor or maintain any deferred compensation programs for the benefit of any of our named executive officers.

Change-In-Control and Severance Arrangements

In December 2007 and January 2009, we entered into change in control severance agreements with certain named executive officers. Each agreement has an initial term ending December 31, 2009, and each year will automatically renew for an additional one year term, provided however, that if a change in control occurs the term shall expire no earlier than 12 calendar months after the calendar month in which such change in control occurs. A change of control is generally defined in each agreement as any of the following: (i) a person is or becomes a beneficial owner of more than 40% of our voting securities (ii) the composition of a majority of our board changes (iii) we consummate a merger or consolidation or (iv) our shareholders approve a plan of liquidation or sale of substantially all of our assets. Each agreement provides, among other things, that if a change in control occurs during the term of the agreement, and the executive’s employment is terminated either by us or by the executive, other than (a) by us for cause, (b) by reason of death or disability, or (c) by the executive without good reason, such executive will receive a severance payment equal to: 30 months’ salary in the case of Mr. Keltjens, 24 months’ salary in the case of Messrs. Gersuk, Mapes, Rossell, and McDonald, unpaid and prorated annual bonus amounts, earned but unused vacation time and title to such executive’s company-owned or leased automobile.

Payment made under each respective agreement is generally made in a lump sum within thirty days following termination subject to delay if required by Section 409A of the Internal Revenue Code. If the special excise tax under Section 280G of the Internal Revenue Code applies, each agreement provides that we will reduce payments to the executive in order to avoid triggering the excise tax, unless the executive would realize at least $50,000 more after taxes if we were to gross-up the excise tax rather than reduce the payments to the executive, in which case we will gross-up the executive for the excise tax.

Internal Revenue Code Section 162(m) Considerations

Section 162(m) of the Internal Revenue Code prohibits a publicly-held corporation, such as AngioDynamics, from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the CEO (or person acting in that capacity) and to the four most highly compensated officers other than the CEO as of the end of our fiscal year (but not the chief financial officer). This limitation does not apply to compensation that meets the requirements under section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareholders). The compensation committee believes that awards under the 2004 Plan will be deductible pursuant to the section 162(m).

In fiscal 2009, no named executive office received compensation in excess of $1 million.

Compensation Committee Report on Executive Compensation

The compensation committee of the board of directors evaluates and makes recommendations to the board of directors regarding the compensation of the CEO and approves the compensation of our other named executive officers. The compensation committee also administers all executive compensation programs, incentive compensation plans and equity-based plans and all other compensation and benefit programs currently in place. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Steven R. LaPorte (Chairman)

Paul S. Echenberg

Charles T. Orsatti

Summary Compensation Table for Fiscal 2009

The following table sets forth information concerning the compensation for services, in all capacities for fiscal year 2009 of (i) those persons who were, during fiscal 2009, our CEO (Jan Keltjens from March 1, 2009, and Eamonn P. Hobbs to March 1, 2009), (ii) our CFO (D. Joseph Gersuk), and (iii) those persons who were, at the end of fiscal 2009, our three most highly compensated executive officers other than our CEO and CFO and those officers that would have been one of our three most highly compensated executive officers but were not executive officers as of the end of our fiscal year (collectively, with the CEO and CFO, the “named executive officers”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (1) (2) (3) (4)(5) ($)	Total ($)
Jan Keltjens President, Chief Executive Officer(6)	2009 2008	106,250 N/A	74,375 N/A	104,625 N/A	96,882 N/A	N/A N/A	N/A N/A	4,440 N/A	386,572 0

Eamonn P. Hobbs President, Chief Executive Officer(7)	2009 2008 2007	372,800 328,650 313,000	94,332 130,039 88,031	708,003 68,081 71,320	582,029 436,587 305,060	N/A N/A N/A	N/A N/A N/A	441,398 12,705 37,136	2,198,562 976,062 814,547

D. Joseph Gersuk(8) Executive Vice President —Chief Financial Officer	2009 2008 2007	291,649 259,330 29,375	108,586 92,222 46,041	39,584 17,868 1,489	125,424 99,202 7,398	N/A N/A N/A	N/A N/A N/A	28,209 649 3,712	593,452 469,271 88,015

Robert M. Rossell Sr. Vice President—General Manager	2009 2008 2007	225,000 192,720 185,850	49,003 50,956 27,103	33,770 33,008 35,572	113,403 104,695 73,775	N/A N/A N/A	N/A N/A N/A	25,090 12,184 28,908	446,266 393,563 350,708

Harold C. Mapes Sr. Vice President—Operations	2009 2008 2007	219,039 190,356 183,000	48,374 49,817 27,591	33,770 33,008 35,572	120,558 108,333 74,676	N/A N/A N/A	N/A N/A N/A	24,231 12,009 22,981	445,972 393,523 343,820

David A. McDonald Sr. Vice President— Business Development(9)	2009 2008	207,166 N/A	24,508 N/A	N/A N/A	59,650 N/A	N/A N/A	N/A N/A	104,862 N/A	396,186 0

(1)	For each of the Named Executive Officers, the amounts reported include amounts we contributed under our Profit Sharing Plan and, as matching contributions, under the companion 401(k) Plan. For fiscal 2009, such amounts contributed were: $0 for Mr. Keltjens, $10,468 for Mr. Hobbs, $13,198 for Mr. Gersuk, $735 for Mr. McDonald, $12,343 for Mr. Rossell, and $12,341 for Mr. Mapes.
(2)	The amounts reported include income from performance shares awards earned and released in August 2008. For fiscal 2009, such amounts include: $15,743 for Mr. Hobbs, $4,306 for Mr. Gersuk, $7,635 for Mr. Rossell, and $7,635 for Mr. Mapes.
(3)	For Mr. Hobbs, the amounts reported include $414,338 in employment termination payments.
(4)	For Mr. McDonald the amounts reported include $100,000 in signing bonus paid upon hire.
(5)	The amounts reported include amounts pursuant to the executive auto lease program described above.
(6)	Mr. Keltjens commenced his position on March 1, 2009.
(7)	Mr. Hobbs resigned his position as CEO on March 1, 2009, and resigned as a director and as Vice Chair on May 8, 2009.
(8)	Mr. Gersuk commenced his position in April 2007.
(9)	Mr. McDonald commenced his position in July 2008.

Grants of Plan-Based Awards for Fiscal 2009

The following table provides information with respect to options to purchase shares of Common Stock granted pursuant to the 2004 Stock and Incentive Award Plan to the named executive officers during the Company’s last fiscal year.

Name	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Market Value of Stock and Option Awards (3) ($)
		Threshold	Target ($)	Maximum (#)	Threshold (#)	Target ($)	Maximum (#)
Jan Keltjens President, Chief Executive Offer	1/19/09 1/19/09		N/A N/A			N/A N/A	0	90,000	200,000	11.16 11.16	1,116,300 1,004,400

Eamonn P. Hobbs President, Chief Executive Officer	8/15/08 10/21/08 1/20/09		N/A N/A N/A			N/A N/A N/A	0 0 0	27,500	33,750 75,000	16.33 12.72 11.27	274,046 349.800 248,955

D. Joseph Gersuk Executive Vice President—Chief Financial Officer	8/15/08 10/21/08		N/A N/A			N/A N/A	0 0	9,750	12,500	16.33 12.72	101,498 124,020

Robert M. Rossell Sr. Vice President—General Manager	8/15/08 10/21/08		N/A N/A			N/A N/A	0 0	7,800	10,000	16.33 12.72	81,199 99,216

Harold C. Mapes Sr. Vice President—Operations	8/15/08 10/21/08		N/A N/A			N/A N/A	0 0	7,800	10,000	16.33 12.72	81,199 99,216

David A. McDonald Sr. Vice President— Business Development	8/6/08		N/A			N/A	0		40,800	15.27	304,629

(1)	Grant Date pertains to the fiscal 2009 stock option and restricted stock awards.
(2)	In accordance with the terms of the 2004 Plan, these options were granted at 100% of the closing market price on the date of grant, or if such date was not a trading day, the average of the high and low sale prices of our common stock on the most recent prior trading day. Options have a seven year term. Generally all options become exercisable as to 25% of the shares on each of the first four anniversary dates of the date of grant.
(3)	Represents grant-date fair value based on FAS 123R for fiscal 2009 stock option grants.

Outstanding Equity Awards at Fiscal 2009 Year-End

The following table summarizes the number of securities underlying outstanding equity awards for the named executive officers at fiscal year end May 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jan Keltjens President, Chief Executive Officer	0	200,000	N/A	11.16	1/19/2016	90,000	1,107,000

Eamonn P. Hobbs President, Chief Executive Officer	35,500 33,750 30,000 15,000 0 0	0 11,250 30,000 45,000 33,750 75,000	N/A N/A N/A N/A N/A N/A	13.18 24.21 18.40 17.76 16.33 11.27	7/20/2014 7/29/2015 8/15/2016 7/27/2014 8/15/2015 1/31/2010	38,845	477,794	N/A	N/A

D. Joseph Gersuk Executive Vice President—Chief Financial Officer	20,400 2,188 0	20,400 6,562 12,500	N/A N/A N/A	16.53 17.76 16.33	5/1/2014 7/27/2014 8/15/2015	11,724	144,205	N/A	N/A

Robert M. Rossell Sr. Vice President—General Manager	7,650 7,650 7,050 3,525 0	0 2,550 7,050 10,575 10,000	N/A N/A N/A N/A N/A	13.18 24.21 18.40 17.76 16.33	7/20/2014 7/29/2015 8/15/2016 7/27/2014 8/15/2015	13,300	163,590	N/A	N/A

Harold C. Mapes Sr. Vice President—Operations	8,000 6,000 9,800 3,525 0	0 2,000 9,800 10,575 10,000	N/A N/A N/A N/A N/A	13.18 24.21 18.40 17.76 16.33	7/20/2014 7/29/2015 8/15/2016 7/27/2014 8/15/2015	13,300	163,590	N/A	N/A

David A. McDonald Sr. Vice President— Business Development	0	40,800	N/A	15.27	8/6/2015

Option Exercises and Stock Vested for Fiscal 2009

The following table summarizes the stock option exercises and shares vested by the named executive officers during the fiscal year ended May 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jan Keltjens President, Chief Executive Officer	0	N/A	0	0

Eamonn P. Hobbs President, Chief Executive Officer	0	N/A	1,031	15,743

D. Joseph Gersuk Executive Vice President—Chief Financial Officer	0	N/A	282	4,306

Robert M. Rossell Sr. Vice President—General Manager	0	N/A	500	7,635

Harold C. Mapes Sr. Vice President—Operations	0	N/A	500	7,635

David A. McDonald Sr. Vice President—Business Development	0	N/A	0	0

Director Compensation Table

The following table sets forth the fees, awards and other compensation paid to or earned by our directors (other than named executive officers) for the fiscal year 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Donnelly	65,500	N/A	52,809	N/A	N/A	N/A	118,309
Echenberg	58,000	N/A	54,265	N/A	N/A	N/A	112,265
Gold	57,500	N/A	54,265	N/A	N/A	N/A	111,765
Meteny	63,000	N/A	52,809	N/A	N/A	N/A	115,809
Flaherty (2)	43,334	N/A	52,809	N/A	N/A	N/A	96,143
Bucci	80,500	N/A	81,942	N/A	N/A	N/A	162,442
LaPorte	61,667	N/A	81,942	N/A	N/A	N/A	143,609
Johnson	48,500	N/A	81,942	N/A	N/A	N/A	130,442
Orsatti (3)	15,500	N/A	19,166	N/A	N/A	N/A	34,666

(1)	Represents grant-date fair value based on FAS 123R.
(2)	Mr. Flaherty’s service as a Director ended on October 21, 2008. He has a 3-year consulting agreement the terms of which include continued vested of all outstanding options.
(3)	Mr. Orsatti’s service as a Director commenced on October 21, 2008.

Directors who are not our employees receive an annual retainer of $24,000, in addition to $1,500 for each board meeting attended in person and for each telephonic meeting of the board in which they participate. The chairman of the board of directors receives an additional annual retainer of $24,000. The chairman of the audit committee receives an additional annual retainer of $12,000 and the chairmen of the compensation committee and nominating and corporate governance committee receive additional retainers of $5,000. Committee chairmen receive $1,500 and committee members $750, for each committee meeting in which they participate. Directors who are not our employees also receive an annual grant of an option to purchase 6,000 shares of our common stock, which vest in equal parts on the anniversary of the grant for three consecutive years. New directors receive options for 21,000 shares of our common stock upon joining our board, which vest one-fourth per year over four years from the grant date. Directors who are our employees receive no additional compensation for their services as directors.

In January 2009, the fee paid to committee members for each committee meeting in which they participate was changed from $750 to $1,000. The annual grant of options to Directors was also increased from 6,000 to 12,000 shares in January 2009. In addition, during fiscal 2009, the board approved the payment of additional director fees in connection with our search for a new CEO to Messrs. Bucci, LaPorte and Donnelly in the amounts of $18,000, $12,000 and $12,000 respectively.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected PricewaterhouseCoopers LLP, independent certified public accountants, as our company’s independent registered public accounting firm for the fiscal year ending May 31, 2010. Although the appointment of the independent registered public accounting firm is not required under our by-laws or otherwise to be ratified by our stockholders, the audit committee has directed that the appointment of PricewaterhouseCoopers LLP be submitted to our stockholders for ratification due to the significance of their appointment to us. If our stockholders fail to ratify the appointment, it will be considered as a direction to our board of directors and the audit committee to consider the selection of a different firm. Even if the appointment is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2010, must be approved by the affirmative vote of a majority of the votes cast at the annual meeting.

A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she desires.

Recommendation of the Board of Directors

The board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our company’s independent registered public accounting firm for the fiscal year ending May 31, 2010.

PROPOSAL 3—AMENDMENT TO THE ANGIODYNAMICS, INC.

2004 STOCK AND INCENTIVE AWARD PLAN

We are asking our stockholders to approve an amendment of our 2004 Stock and Incentive Award Plan to increase the number of shares of our common stock authorized under the 2004 Plan by 750,000 shares to 3,750,000 shares. Our board of directors approved the amendment to the 2004 Plan on September 8, 2009, subject to stockholder approval at the annual meeting. Approval of the amendment to our 2004 Stock and Incentive Award Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

The use of equity compensation has historically been a significant part of our overall compensation philosophy at AngioDynamics, and is a practice that we plan to continue. The 2004 Plan serves as an important part of this practice, and is a critical part of the compensation package that we offer our personnel. We believe that the use of stock options, restricted stock units, performance share awards and other equity-based incentives are critical for us to attract and retain the most qualified personnel and to respond to relevant changes in equity compensation practices. In addition, awards under the 2004 Plan provide our employees an opportunity to acquire or increase their ownership stake in us, and we believe this alignment with our stockholders’ interests creates a strong incentive to work hard for our growth and success.

Proposed Increase in Authorized Shares

As of August 28, 2009, options and stock awards covering 2,525,157 shares of our common stock were outstanding and 403,327 shares were available for future grant under the 2004 Plan. Based on the closing market price of our common stock on August 28, 2009, the additional 750,000 shares proposed to be added to the 2004 Plan would have a market value of approximately $9,742,500.

Summary Description of the 2004 Plan (as amended)

The following is a summary of the principal provisions of the 2004 Plan, as amended by this proposal. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, which is included as Appendix B to this proxy statement.

Purposes of the 2004 Plan. The primary purposes of the 2004 Plan are (i) to provide competitive equity incentives to enable us to attract, retain, motivate and reward persons who render services to us and (ii) to align the interests of our employees and such other persons with the interests of our stockholders by providing participants with the opportunity to share in any appreciation in the value of our stock that their efforts help bring about.

Shares Authorized for Issuance. As amended, up to 3,750,000 shares of our common stock may be issued under our 2004 Plan. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited or reacquired by us, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2004 Plan, as will be any shares that we may withhold in satisfaction of withholding taxes or permit to be used to pay the exercise price of an option. No more than 2,400,000 shares can be issued (including shares issued, reacquired by us pursuant to the terms of awards, and then reissued) as “incentive stock options,” or “ISOs” (by which we mean stock options that meet certain requirements of the Internal Revenue Code).

Administration. The compensation committee of our board of directors administers the 2004 Plan, except in instances when the board decides to directly administer the 2004 Plan. As applicable, the board and the compensation committee are referred to in this description as the committee. The committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The committee also has the authority to interpret the provisions of the 2004 Plan and of any awards granted thereunder and to modify awards granted under the 2004 Plan. The committee may not, however, reprice options issued under the 2004 Plan without prior the approval of our stockholders.

Eligibility. Our 2004 Plan provides for the grant of ISOs, within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees, and for the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and other incentive awards to our employees, directors and other service providers.

No participant in our 2004 Plan may receive options to purchase, or stock appreciation rights with respect to more than 200,000 shares in any calendar year. The maximum number of shares for which restricted stock, performance shares and any other stock-value-based award not based solely on the appreciation of our common stock after the award may be granted to a plan participant in any calendar year is 100,000 shares. Dollar-denominated awards under the 2004 Plan may not exceed $400,000 for a participant in any calendar year.

Options. The committee will determine the exercise price of options granted under our 2004 Plan, but for all ISOs the exercise price must at least be equal to the fair market value of our common stock on the date of grant. The term of an ISO may not exceed ten years. For any participant who owns 10% of the voting power of all classes of our outstanding stock, the exercise price must equal at least 110% of the fair market value on the grant date and the term must not exceed five years. The committee will determine the term of all options, including the vesting period and exercise period in the event of termination of service of an employee, director or other service provider. All options will be subject to any other terms and conditions included in the option agreement.

Stock Appreciation Rights. Stock appreciation rights, or SARs, may be granted under our 2004 Plan. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date of the SARs or, if the SARs are linked to an option, the date of grant of the option. The committee will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.

Restricted Stock and Restricted Stock Units. Restricted stock may be granted under our 2004 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with the terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or other service provider. The committee may impose whatever conditions to vesting it determines to be appropriate. For example, the committee may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The committee may also make restricted stock unit awards, which are shares of our common stock that are issued only after the recipient satisfies any service or performance objectives or contingencies determined by the committee.

Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2004 Plan. Performance share awards are rights to receive a specified number of shares of our common stock and/or an amount of money equal to the fair market value of a specified number of shares of our common stock, at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. Performance unit awards are rights to receive a specified amount of money (other than an amount of money equal to the fair market value of a specified number of shares of common stock) at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. The committee will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

Incentive Awards. Our 2004 Plan authorizes the committee to grant incentive awards, which are rights to receive money or shares on such terms and subject to such conditions as the committee may prescribe. Restricted stock, performance shares and performance units are particular forms of incentive awards but are not the only forms in which they may be made. Incentive awards may also take, for example, the form of cash or stock bonuses.

Change in Control. Our 2004 Plan authorizes the committee to grant options and SARs that become exercisable, and any award under the Plan that becomes non-forfeitable, fully earned and payable, if we have a

“change in control,” and to provide for money to be paid in settlement of any award under the 2004 Plan in such event. Additionally, if we have a change of control, the committee may authorize the exercise of outstanding nonvested appreciation rights, make any award outstanding under the 2004 Plan non-forfeitable, fully earned and payable, or require the automatic exercise for cash of all outstanding stock appreciation rights.

In general, under the 2004 Plan, a “change in control” will be deemed to occur if any person or group of persons acting in concert becomes the beneficial owner of more than 40% of our common stock; a majority of our board changes over any period of two years or less without the approval of a majority of the directors serving at the beginning of such period; or our stockholders approve a merger, reorganization, sale of assets or plan of complete liquidation following which our stockholders before the transaction will not own at least 60% of our voting power or assets.

Transfers of Awards. Our 2004 Plan does not allow for the transfer of awards, except for transfers by will or the laws of descent and distribution or to such other persons designated by a participant to receive the award upon the participant’s death, or except as may otherwise be authorized by the committee for any award other than an ISO.

Amendment of Plan. Subject to any applicable stockholder approval requirements of Delaware or federal law, any rules or listing standards that apply to our company, or the Code, the 2004 Plan may be amended by the board of directors at any time and in any respect, including without limitation to permit or facilitate qualification of options previously granted or to be granted in the future (1) as incentive stock options under the Code, or (2) for such other special tax treatment as may be enacted on or after the date on which the 2004 Plan is approved by the board. Without stockholder approval however, no amendment may increase the aggregate number of shares which may be issued under the 2004 Plan, or may permit the exercise price of outstanding options or SARs to be reduced, subject to limited exceptions. No amendment of the 2004 Plan may adversely affect any award granted prior to the date of such amendment or termination without the written consent of the holder of such award.

Summary of Federal Income Tax Consequences under the 2004 Plan

The following is a general summary as of the date of this proxy statement of the material U.S. federal income tax consequences to AngioDynamics and participants in the 2004 Plan with respect to awards granted under the 2004 Plan. This summary is based upon the Code, Treasury Regulations, administrative pronouncements and judicial decisions, in each case as in effect on the date hereof, all of which are subject to change (possibly with retroactive effect). The specific tax consequences for any participant will depend upon his or her individual circumstances. This summary does not address state, local or foreign tax consequences to AngioDynamics or participants in the 2004 Plan.

Tax Treatment of the Participants

Options.

ISOs. Subject to the discussion of the alternative minimum tax (“AMT”) below, a participant will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO, provided that the participant is an employee when the ISO is granted and did not cease being an employee for more than three months prior to exercise of the ISO. If a participant holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period” ), then the participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares in an amount equal to the difference between the amount realized upon such disposition and the exercise price of the ISOs.

If a participant disposes of ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, to the extent of the difference between the ISO exercise price and the fair market value of the ISO Shares on the date of exercise, will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain if the ISO Shares were held by the participant for at least one year.

The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax (“AMT”). The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options. A participant will not recognize any taxable income at the time a nonqualified stock option, or NQSO, is granted. However, upon exercise of a NQSO, a participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the NQSO’s exercise price. The included amount must be treated as ordinary income by the participant and will be subject to income tax withholding by us if the participant is an employee. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for at least one year.

Stock Appreciation Rights. A grant of a stock appreciation right has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, which will be subject to income tax withholding by us if the participant is an employee.

Restricted Stock and Restricted Stock Units. A participant receiving restricted shares for services recognizes taxable income when the shares become vested, generally when they are transferable or no longer subject to a substantial risk of forfeiture. Upon vesting, the participant will include in ordinary income an amount, which will be subject to income tax withholding by us if the participant is an employee, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid for the shares. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for at least one year.

A participant can file an election with the IRS (an “83(b) Election”), not later than 30 days after the date of the transfer of the restricted shares, to include in income as compensation (treated as ordinary income), in the year of the transfer of such restricted shares, an amount equal to the difference between the fair market value of such shares on the date of transfer and any amount paid for such shares. The included amount must be treated as ordinary income by the participant and may be subject to income tax withholding by us. Income is not again required to be included upon the lapse of the restrictions. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of grant. This gain will be long-term capital gain if the 83(b) Election was made at least one year prior to the disposition.

A participant receiving a restricted stock unit will recognize ordinary income in an amount equal to the money or the fair market value of the shares received at the time of their receipt. If the participant does not receive all of the shares covered by the restricted stock unit on the date of grant, the participant may be eligible to make an 83(b) Election as described above.

Performance Units and Performance Shares. Performance Units and Performance Shares will be treated in the same manner as Restricted Stock and Restricted Stock Units described above.

Code Section 409A. Section 409A of the Code, added to the Code on October 24, 2004, imposes significant new restrictions on a range of nonqualified deferred compensation plans, along with a penalty on a participant receiving compensation under a plan that does not meet the requirements of 409A. Pursuant to a transition rule issued by the Internal Revenue Service, deferred compensation plans must currently be operated in compliance with the rules of section 409A but are not required to be amended to comply with section 409A until December 31, 2006.

The definition of a nonqualified deferred compensation plan is broad and would include the 2004 Plan. Certain compensation under the 2004 Plan, however, would not be subject to section 409A, such as:

•	options where the exercise price is at least equal to fair market value on the date of grant; and

•	transfers of property subject to Code section 83 (other than option grants) (e.g., where income is taxed at time of vesting or where the participant makes an 83(b) Election).

Amounts deferred under a nonqualified deferred compensation plan that do not comply with section 409A are includable in a participant’s gross income and taxable immediately to the extent that such amounts are not subject to a substantial risk of forfeiture (e.g. , the participant is vested in the deferred amounts.) Amounts deferred under a nonqualified deferred compensation plan before January 1, 2005, are generally not subject to the requirements of section 409A. However, amounts deferred under a nonqualified deferred compensation plan that is materially modified after October 3, 2004, and amounts deferred but not vested prior to January 1, 2005, are subject to section 409A. An increase in the number of shares authorized under the 2004 Plan should not constitute a material modification.

AngioDynamics is currently operating the 2004 Plan in good faith compliance with section 409A and will amend the 2004 Plan within the time permitted by the IRS to conform to the provisions of section 409A with respect to amounts subject to section 409A. Thus, AngioDynamics does not expect that any participant will be subject to the income inclusions and penalties of section 409A.

Maximum Tax Rates for Non-corporate Taxpayers. The maximum federal tax rate for noncorporate taxpayers applicable to ordinary income is 35%. Long-term capital gain for noncorporate taxpayers on capital assets (which include stock) held for more than one year will be taxed at a maximum rate of 15%. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of AngioDynamics

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Code section 162(m), we generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2004 Plan.

ERISA Information

The 2004 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Recommendation of the Board of Directors

The board of directors recommends a vote FOR the proposal to amend the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.

AUDIT MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three directors, each of whom has been determined by the Board of Directors (the “Board”) to be independent under the listing standards of The Nasdaq Stock Market LLC. The Audit Committee operates under a written Audit Committee Charter, which was adopted by the Board of Directors on February 27, 2004, and revised and approved by the Board of Directors on May 10, 2006, and May 11, 2009. The Audit Committee Charter is available as Appendix A to this Proxy Statement and on our website at www.angiodynamics.com under the “Investor Relations—Corporate Governance—Committee Charters—Audit Committee” caption.

Management of the Company is responsible for internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and effectiveness of internal controls in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is charged with the duty to monitor and oversee these processes.

Pursuant to the Charter, the primary responsibilities of the Audit Committee are to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, financial reporting process, system of internal controls over financial reporting, and audit process, (ii) the Company’s compliance with, and process for monitoring compliance with, legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence and (iv) the performance of the Company’s independent registered public accounting firm, including, without limitation, ensuring that interim quarterly financial statements are reviewed by the Company’s independent registered public accounting firm. The quarterly reviews include discussions by management and the independent registered public accounting firm with the Audit Committee. The Audit Committee must also pre-approve all audit and permitted non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee has the authority to select, determine the compensation paid to, and replace the Company’s independent registered public accounting firm. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2010 subject to the vote by the shareholders at the 2009 annual meeting.

The Charter provides that the Audit Committee shall always consist of not less than three members, all of whom must be independent directors. No member of the Audit Committee may serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee, and discloses this determination in the proxy statement. To carry out its responsibilities, the Audit Committee met 8 times during fiscal year 2009.

The Audit Committee met with both management and the Company’s independent registered public accounting firm to review and discuss the Company’s financial statements for the fiscal year ended May 31, 2009, prior to their issuance and to discuss significant accounting issues and policies. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee’s review included discussion with PricewaterhouseCoopers of matters that are required to be discussed pursuant to Statement on Auditing Standards No. 61.

The Audit Committee discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ independence, including the written disclosures and the letter provided by PricewaterhouseCoopers to the Audit Committee as required by applicable requirements of the Public Company Accounting Oversight Board. PricewaterhouseCoopers informed the Audit Committee in writing that it was independent with respect to the Company within the regulations promulgated by the Securities and Exchange Commission and the requirements of the Public Company Accounting Oversight Board. The Audit Committee has concluded that PricewaterhouseCoopers is independent of the Company and its management.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plan for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Dennis S. Meteny, Chairman

Howard W. Donnelly

Wesley E. Johnson

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of our financial statements for the fiscal years ended May 31, 2009 and May 31, 2008, for inclusion in our Annual Reports on Form 10-K for the fiscal years ended May 31, 2009 and May 31, 2008, reviews of quarterly financial statements, and fees expensed for other services rendered by PricewaterhouseCoopers LLP during those periods, in thousands:

	2009	2008
Audit Fees	$546	$765
Audit-Related Fees	100	22
Tax Fees	189	155

	$835	$942

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.

In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management submits a list of services and related fees expected to be rendered during that year within each of four categories of services to the audit committee for approval.

1.	Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis, assisting with coordination of execution of tax related activities, primarily in the area of corporate tax planning, supporting other tax-related regulatory requirements and tax compliance and reporting.

4.	Other Fees are those associated with services not captured in the other categories. We generally don’t request such services from the independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves the independent registered public accounting firm services within each category. The fees are budgeted and the audit committee requires management to report actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

During fiscal 2009, we received professional sales training services from an organization in which the principal owner is the spouse of our former President and CEO. Fees and expenses paid for these services totaled $63,000.

Policy on Related Party Transactions

On July 27, 2007, the board of directors approved a Related Person Transaction Policy. The policy defines “Related Person Transaction” as certain transactions, arrangements or relationships in which the Company participates, the amount exceeds $50,000 and certain related persons have a material interest. Under the policy, any potential Related Person Transaction, including for example the purchase of goods or services, guarantees of indebtedness or employment, must be pre-approved by the Audit Committee unless circumstances make pre-approval impracticable. In the latter case, management is allowed to enter into the transaction, but the transaction remains subject to ratification by the Audit Committee at a subsequent Audit Committee meeting. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will take into account a number of factors, including the related person’s interest and approximate dollar amount of the transaction, as well as, whether the transaction occurred in the ordinary course of business or through a competitive bid process. On an annual basis, the Audit Committee will review and assess ongoing Related Person Transactions to determine whether the relationships remain appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons that no reports were required for such persons, we believe that, during the fiscal year ended May 31, 2009, all of our executive officers, directors and 10% stockholders complied with all Section 16 filing requirements except as follows:

Mr. Orsatti filed a Form 4 one day late.

ANNUAL REPORT

Any AngioDynamics stockholder may obtain without charge additional copies of our annual report on Form 10-K for the 2009 fiscal year (without exhibits), as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer

AngioDynamics, Inc.

603 Queensbury Avenue

Queensbury, New York 12804

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than May 17, 2010 and must otherwise comply with Rule 14a-8. While the board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought before at an annual meeting of stockholders, including nominations for directors, and not included in our proxy statement. If you would like to nominate a director or bring any other business before the stockholders at the fiscal 2010 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no less than 90 days nor more than 120 days prior to October 19, 2010.

You may write to our Secretary at our principal executive office, 603 Queensbury Avenue, Queensbury, New York 12804, to deliver the notices discussed above and to request a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Appendix A

ANGIODYNAMICS, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of AngioDynamics, Inc. (the “Corporation”) is to:

A.	Assist the Board in its oversight of (i) the integrity of the Corporation’s financial statements, financial reporting process, system of internal controls over financial reporting, and audit process, (ii) the Corporation’s compliance with, and process for monitoring compliance with, legal and regulatory requirements, (iii) the independent auditors’ quarterly reviews, qualifications and independence, and (iv) the performance of the Corporation’s internal audit.

B.	Provide an open avenue of communication for management, internal audit, the independent auditors and the Board.

II. COMPOSITION

A.	The Committee shall consist of no fewer than three members of the Board, all of whom shall be appointed by the Board. The members of the Committee shall each have been determined by the Board to be “independent” under the NASDAQ Marketplace Rules (the “NASDAQ Rules”) and under the Sarbanes-Oxley Act of 2002 (the “2002 Act”).

B.	In selecting the members of the Committee, the Board shall also determine (i) that each member is able to read and understand fundamental financial statements, (ii) that at least one member has “accounting or related financial management expertise,” and “accounting or related financial experience,” in each case in accordance with the NASDAQ Rules, and (iii) to the extent required by the applicable SEC rules, that at least one member of the Committee is an “audit committee financial expert” as defined by the SEC and is financially sophisticated in accordance with the NASDAQ Rules (or if there is no such member, the reason for not having an audit committee financial expert on the Committee).

C.	Each member of the Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

D.	No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Corporation’s annual proxy statement.

III. MEETINGS

A.	The Committee shall meet at least four (4) times annually and each time the Company proposes to issue a press release with its quarterly or annual earnings information and will be available to meet more frequently as circumstances require.

B.	The Committee will meet regularly with management, including the CEO, CFO, Internal Audit Director and the independent auditors in private sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

C.	The Committee shall appoint its chairperson, after consultation with the Board.

D.	The Committee may invite such members of management, auditors and other persons to its meetings as it may deem desirable or appropriate. The Committee’s chairperson shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

IV. RESPONSIBILITIES AND DUTIES

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that it deems appropriate. The Committee shall have the authority to retain outside legal, accounting or other advisors for this or any other purpose, including the authority to approve the fees payable to such advisors and any other terms or retention.

The Committee shall be given full access to the Company’s internal audit group, management, personnel and independent auditors as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board.

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review with management and the independent auditors, prior to public dissemination, the Company’s annual audited financial statements and any quarterly financial statements and reports, including the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statements of Auditing Standards Nos. 114 and 100, as applicable;

2. Review and discuss with management and the independent auditors the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;

3. Inquire of the CEO and CFO regarding the “quality of earnings” of the Company from a subjective and objective standpoint;

4. Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the Company’s by-laws or other organizational documents and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with application law or regulations of the Securities and Exchange Commission.

Independent Auditors

1. Retain (and terminate, as the case may be) the Company’s independent auditors (subject to shareholder ratification) and approve all audit engagement fees and terms;

2. Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work;

3. Review with the independent auditor, the CFO, the controller of the Company and the Director of Internal Audit, the audit scope and plans of the internal auditors and independent auditors. Address the coordination of efforts to assure the completeness of coverage, reduction of redundant effort and the collective use of audit resources.

4. Review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5. Approve, in advance, any audit and any permissible non-audit engagement or relationship between the Company and the independent auditors;

6. Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

–	Obtain and review a report by the Company’s independent auditors describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (so as to enable the assessment of the independent auditors’ independence):

–	Ensure the rotation of the lead audit partner and reviewing partner on at least that schedule required by the Securities and Exchange Commission, the Public Company Accounting Oversight Board or any other applicable authority. As part of its review, the Committee shall confirm with any independent auditors retained to provide audit services in any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company, for more than five fiscal years;

–	Take into account the opinions of management and the Company’s internal auditors (or of other personnel responsible for the internal audit function); and

–	Receive from the independent auditors such written statements as required by Independence Standards Board Statement No. 1 or any other applicable rules, and recommend to the Board and/or management such actions it deems appropriate to ensure the independence of the external auditors;

7. Review with the independent auditors any audit problems or difficulties and management’s response; and

8. Set clear hiring policies to be implemented by the Company for employees or former employees of the independent auditors to ensure the independence of the Company’s outside auditors is not compromised under the rules of the Securities and Exchange Commission.

Financial Reporting Process and Controls

1. Review, in consultation with the independent auditors and the internal auditors, the integrity of the Company’s internal and external financial reporting processes and controls. In this regard, the Committee should obtain and discuss with management and the independent auditors all reports from management and the independent auditors regarding: (i) all critical accounting policies and practices to be used by the Company; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (iv) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the Company’s management;

2. Review periodically with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures (if any), on the financial statements of the Company;

3. Establish regular system of reporting to the Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to requested information;

4. Review any significant disagreement between management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements and management’s response to such matters; and

5. Review and discuss with the independent auditors the responsibilities, budget and staffing of the Company’s internal audit function.

Legal /Compliance/General

1. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements or operations;

2. Discuss with management and the independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

3. Oversee the Company’s compliance program and adherence to its Code of Business Ethics. This shall include a review and investigation of any matters pertaining to the integrity of management, including conflicts of interest;

4. Establish procedures for the Company’s Whistleblower policy including: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

5. Ensure the Company maintains (either as an internal function or as an outsourced service) an internal audit function.

6. Review with management and the Director of Internal Audit (i) significant findings on internal audit during the year and management’s response thereto, (ii) any difficulty the internal audit team encountered in the course of their audits, including any restrictions on scope of their work or access to required information (iii) the internal audit department budget and staffing (iv) the internal audit department charter and (v) internal audit’s compliance with the Institute of Internal Auditing Standards for the Professional Practice of Internal Auditing.

Reports

1. Prepare all reports of it to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the Securities and Exchange Commission;

2. Report regularly to the Board:

–	with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function;

–	following all meetings of the Committee;

–	with respect to such other matters that are relevant to the Committee’s discharge of its responsibilities; and

3. Maintain minutes or other records of meetings and activities of the Committee.

4. Oversee the preparation of an annual report of the Audit Committee as required by the rules of the SEC and the annual affirmation required by the listing exchange, if necessary. Include in the annual Proxy Statement of the Company a report of the Committee in accordance with the SEC proxy rules.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of its performance and its members, including reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable.

Updated May 2009

Appendix B

ANGIODYNAMICS, INC.

2004 STOCK AND INCENTIVE AWARD PLAN

(As amended)

1. Purposes. The primary purposes of this Plan are (a) to provide competitive equity incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest and (b) to align the interests of such persons with the interests of the Company’s shareholders generally

2. Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)	“Affiliate” means an affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Allied Enterprise” means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise. E-Z-EM, Inc. shall be deemed to be an Allied Enterprise while it is an Affiliate of the Company.

(c)	“Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option, the exercise price of which Stock Appreciation Rights is equal to at least 100% of Fair Market Value on the date on which such Option was granted.

(d)	“Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

(e)	“Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

(f)	“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(g)	“Change in Control” means that any of the following events has occurred:

i.	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than 40% of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

ii.

the following individuals cease for any reason to constitute a majority of the number of directors serving on the Board: individuals who, at the beginning of any period of two consecutive years or less (not including any period prior to the Effective Date), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved or recommended; or

iii.	there is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than 40% or more of the combined voting power of the Company’s then outstanding securities; or

iv.	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of the foregoing provisions of this Section 2(g),

(A)	the term “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act;

(B)	the term “Effective Date” shall mean the date on which the Plan is effective as provided in Section 11 hereof; and

(C)	the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(h)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

(i)	“Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 12(a) below.

(j)	“Common Stock” means common stock of the Company, par value $.01 per share.

(k)	“Company” means AngioDynamics, Inc., a Delaware corporation, and, except for purposes of determining under Section 2(g) hereof whether or not a Change in Control has occurred, shall include its successors.

(l)	“Dollar-Denominated Awards” means Performance Unit Awards and any other Incentive Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock). Options and Stock Appreciation Rights are not Dollar-Denominated Awards.

(m)	“Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)	“Fair Market Value” on a particular date means as follows:

i.	The mean between the high and low sale prices of a share of Common Stock on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use with regard to the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

ii.	If in (i) above, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 422 of the Code and shall mean the value as so determined.

(p)	“General Counsel” means the General Counsel of the Company serving from time to time.

(q)	“Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of the Plan. The term “Incentive Award” does not include Options or Stock Appreciation Rights.

(r)	“Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

(s)	“Linked Stock Appreciation Rights” means Stock Appreciation Rights that are linked to all or any part of an Option, subject to and in accordance with Section 8(a), 8(b) and the other applicable provisions of the Plan.

(t)	“Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

(u)	“Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

(v)	“Performance-Based Compensation” means compensation that satisfies the requirements applicable to “performance-based compensation” under Code Section 162(m)(4)(C).

(w)	“Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are satisfied.

(x)

“Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified amount of money (other than an amount of money determined by reference to the

Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are attained.

(y)	“Plan” means the AngioDynamics, Inc. Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

(z)	“Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5.I. and the other applicable provisions of the Plan subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions specified by the Committee are satisfied.

(aa)	“Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5.I. below and the other applicable provisions of the Plan if continued employment conditions and/or other terms and conditions specified by the Committee are satisfied.

(bb)	“SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(cc)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(dd)	“Service Provider” means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, (ii) personal service corporations, limited liability companies and similar entities through which any such person renders, has rendered or is expected to render such services, and (iii) members of the Board who are not Employees.

(ee)	“Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of the Plan.

(ff)	“Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3. Grants of Awards

(a)	Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

i.	Incentive Awards, which may but need not be in the form of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards;

ii.	Options; and

iii.	Stock Appreciation Rights.

Any provision above of this Section 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

(b)	After an Award has been granted,

i.	the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

ii.	with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

(c)	The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

(d)	No Service Provider shall acquire any rights in or to or with respect to any Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Award is delivered to him and returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefore by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Service Provider’s irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and of the Plan applicable to such Award.

(e)	The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

(f)	The Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4. Stock Subject to this Plan; Award Limits

(a)	Subject to the provisions below of Sections 4(c) and 4(d) and Section 10,

i.	the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards is 3,750,000 shares of Common Stock. Not more than 80% of such maximum aggregate number of shares may be issued pursuant to Options that are Incentive Stock Options; and

ii.	the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 200,000 shares of Common Stock; and

iii.	the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 100,000 shares of Common Stock; and

iv.	no Employee or other Service Provider may receive more than $400,000 dollars (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per Employee or other Service Provider limitations set forth above in clauses (ii), (iii) and (iv) of this Section 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.

(b)	Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, or shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

(c)	Subject to Section 4(e) below, the maximum aggregate number of shares set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued under the Plan; if any shares of Common Stock subject to an Award shall not be issued to a Service Provider and shall cease to be issuable to a Service Provider because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Service Provider’s failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in Section 4(a)(i) above and may again be made subject to Awards.

(d)	Subject to Section 4(e) below, if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of clause (iv) of Section 7(b) below, or if shares of Common Stock that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 13(e) below in full or partial satisfaction of withholding taxes due in respect of the Award or the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above, so that the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

(e)	If and to the extent that the General Counsel determines that Section 4(c) or Section 4(d) above or Section 8(f) below shall cause the Company or the Plan to fail to satisfy any NASDAQ rules or listing standards that apply to the Company from time to time, or shall prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422, then to that extent (and only to that extent) Section 4(c), Section 4(d) or Section 8(f) shall be disregarded.

5. Incentive Awards

I.	Generally. Incentive Awards shall be subject to the following provisions:

(a)	Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted.

The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

(b)	Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest, dividends or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

(c)	Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

II.	Performance Share Awards and Performance Unit Awards

(a)	Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

(b)	Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

(c)

Subject to Section 6(e) below, the Committee may but need not provide that, if the Service Provider’s death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

(d)	The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares are issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

(e)	Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

6. Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

(a)	Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

(b)	The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on earnings per share, total shareholder return, or any one or more of the following performance measures on a consolidated Company, business unit or divisional level, or by product or product line, as the Committee may specify: net sales, net income, operating income, return on equity, return on capital, or cash flow. The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. The foregoing performance measures shall be determined in accordance with generally accepted accounting principles (“GAAPs”) to the extent that GAAPs define such performance measures, and otherwise shall be determined in accordance with any customary and reasonable definition the Committee approves. However, notwithstanding the preceding sentence, unless the Committee determines otherwise prior to payment of an Award to which this Section 6(b) applies, and subject to any exercise of “negative discretion” by the Committee, extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, any of which affect any performance goal applicable to such Award (including, without limitation, earnings per share but excluding total shareholder return) shall be automatically excluded or included in determining the extent to which the performance goal has been achieved, whichever will produce the higher Award.

(c)	Any provision of the Plan to the contrary notwithstanding, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above applies shall (i) “be paid solely on account of the attainment of one or more preestablished, objective performance goals” (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

(d)	The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(e)	An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or disability or a Change in Control or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7. Options. Options shall be subject to the following provisions and such other terms and conditions, consistent with the following provisions, as the Committee may provide in the instrument evidencing the Options:

(a)	Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

(b)	The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier’s or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee for at least six months or which were acquired on the open market and which are surrendered to the Company actually or by attestation. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise.

(c)	Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Option is granted. The consideration for the grant of options may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

(d)	Subject to Section 13(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)	An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

(f)	Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. In the event of such deferral, the Committee may (but need not) pay the person who exercised the Option amounts equivalent to any dividends paid on or reinvested in such shares during the deferral period. Such amounts may be paid in cash or shares, as the Committee may provide.

(g)	The Committee shall not have the authority to reduce the exercise price of outstanding Options, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments).

(h)	No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) or a successor thereto) during the six months after the Employee’s receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

(i)	No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

(j)	An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

(a)	Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option (“Linked Stock Appreciation Rights”), or may be granted without any linkage to an Option (“Free-Standing Stock Appreciation Rights”). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine.

(b)	Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchasable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

(c)	Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Stock Appreciation Rights are granted. The consideration for the grant of Stock Appreciation Rights may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

(d)	No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)

Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Stock Appreciation Rights expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted, unless the Committee specified a different price when the Stock Appreciation Rights were granted (which shall not be less than the par value of the Common Stock).

(f)	Subject to Section 4(e) above, (i) the limitations set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to the related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 8(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

(g)	Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

(h)	The Committee shall not have the authority to reduce the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments).

9. Certain Change in Control, Termination of Service, Death and Disability Provisions.

The Committee may at any time, and subject to such terms and conditions as it may impose:

(a)	authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights (i) on and after a Change in Control, or (ii) after the termination of the participant’s employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the participant’s death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be or become exercisable on or after any such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

(b)	grant Options and Stock Appreciation Rights, which become exercisable only in the event of a Change in Control;

(c)	provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

(d)	authorize any Award to become non-forfeitable, fully earned and payable (i) upon a Change in Control, or (ii) after the termination of the Service Provider’s employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the Service Provider’s death or disability, whether or not the Award would otherwise be or become non-forfeitable, fully earned and payable upon or after any such event;

(e)	grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

(f)	provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee.

10. Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the maximum aggregate number and the class of shares or other securities or property that may be issued in accordance with Section 4(a)(i) above pursuant to Awards thereafter granted, (b) the maximum number and the class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to Section 4(a)(ii) or 4(a)(iii) above, (c) the number and the class of shares or other securities or property that may be issued or transferred under outstanding Awards, (d) the purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

11. Effective Date and Duration of Plan. The Plan shall be effective on the date on which the shareholders of the Company approve it either (a) at a duly held stockholders’ meeting, or (b) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of the Delaware General Corporation Law. If the Plan is not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, Awards may be granted within ten years after the date of such approval by shareholders, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

12. Administration.

(a)	The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall satisfy any director independence requirements then applicable to service on such committee under any NASDAQ rules or listing standards that apply to the Company at such time. Unless the Board determines otherwise, such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3), and “non-employee directors” as defined in SEC Rule 16b-3.

(b)

The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

(c)	Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

13. General Provisions.

(a)	No Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. The preceding sentence and any other provision of the Plan to the contrary notwithstanding, the Committee may (but need not) permit a Service Provider to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the instrument evidencing such Award.

(b)	Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause.

(c)	No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

(d)	No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) allocated, or (ii) reserved for the purposes of this Plan, or (iii) subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him.

(e)	The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

(f)

Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

(g)	The Company’s obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company’s capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

(h)	By accepting any benefits under the Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

(i)	The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought. A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or the Plan.

(j)	The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

14. Amendment and Termination. Subject to any applicable shareholder approval requirements of Delaware or federal law, NASDAQ rules or listing standards, or the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may be enacted on or after the date on which the Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 10 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

603 QUEENSBURY AVENUE QUEENSBURY, NY 12804 ATTN: D. JOSEPH GERSUK

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VOTE BY MAIL

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16913-P84491	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ANGIODYNAMICS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following: Vote on Directors		☐	☐	☐	______________________________
1.	Election of Directors Nominees: 01) Wesley E. Johnson, Jr. 02) Jan Keltjens 03) Steven R. LaPorte

Vote on Proposals
						For	Against	Abstain
The Board of Directors recommends you vote FOR each of the following proposals.
2.	To ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2010.					☐	☐	☐
3.	To amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 3,000,000 to 3,750,000.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M16914-P84491

Annual Meeting of Stockholders

October 19, 2009 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned holder of common stock of AngioDynamics, Inc., a Delaware corporation (the “Company”), hereby appoints Jan Keltjens and D. Joseph Gersuk, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held at AngioDynamics’ Fremont Office, 46421 Landing Parkway, Fremont, California, on October 19, 2009, at 2:00 p.m. (PDT), and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed. If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director, and “FOR” proposals 2 and 3 which are set forth on the reverse side hereof. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Address Changes/Comments: ____________________________________________________________
_____________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side